Exhibit 10.1

Subscription Agreement

THE NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE OR ANY OTHER JURISDICTION. THERE ARE FURTHER RESTRICTIONS ON THE TRANSFERABILITY OF THE NOTE DESCRIBED HEREIN.  THE PURCHASE OF THE NOTE INVOLVES A HIGH DEGREE OF RISK AND SHOULD BE CONSIDERED ONLY BY PERSONS WHO CAN BEAR THE RISK OF THE LOSS OF THEIR ENTIRE INVESTMENT.

Drone Aviation Holding Corp.

11651 Central Parkway #118

Jacksonville, FL 32224

Ladies and Gentlemen:

The undersigned understands that Drone Aviation Holding Corp., a Nevada corporation (the “Company”), is offering Convertible Promissory Notes Series 2016 due October 1, 2017 (the “Notes”) in a private placement and that the Company is seeking to sell Notes in the aggregate original principal amount of $5,000,000 for a minimum investment of $100,000, unless otherwise determined by the Company in its sole discretion.

The undersigned acknowledges that the offering is made pursuant to a Summary of Terms, dated September 22, 2016, and the form of Note attached thereto (collectively, the “Offering Documents”), and that subscriptions shall be accepted or rejected by the Company in its sole and absolute discretion in light of the requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Securities Act. The undersigned further understands that the offering is being made without registering the Note under the Securities Act or any securities law of any state of the United States or of any other jurisdiction, and is being made only to “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act).

1.          Subscription. Subject to the terms and conditions of this Subscription Agreement (this “Subscription Agreement”), on the date of the Closing described in Section 3 hereof, the undersigned shall purchase from the Company, and the Company shall sell and issue to the undersigned, a Note in an original principal amount equal to the “Accepted Subscription Amount” set forth on the undersigned’s signature page to this Subscription Agreement (the “Subscription Amount”).

2.          Acceptance of Subscription and Issuance of Note. It is understood and agreed that the Company shall have the sole right, in its complete discretion, to accept or reject this subscription, in whole or in part, for any reason and that this subscription shall be deemed to be accepted by the Company only when it is countersigned by a duly authorized officer of the Company and delivered to the undersigned at the Closing referred to in Section 3 hereof. Subscriptions need not be accepted in the order received, and Notes may be allocated among subscribers in the sole and absolute discretion of the Company. Notwithstanding anything in this Subscription Agreement to the contrary, the Company shall have no obligation to issue any of the Notes to any person who is a resident of, or any entity that is incorporated or formed in, a jurisdiction in which the issuance of a Note to such person or entity would constitute a violation of the securities, “blue sky,” or other similar laws of such jurisdiction (collectively, the “State Securities Laws”).

3.          The Closing. The closing of the purchase and sale of the Notes (the “Closing”) shall take place at the offices of Holland & Knight LLP, 50 North Laura Street, Suite 3900, Jacksonville, Florida 32202, at 11:00 a.m. (Eastern) on September 27, 2016, or at such other time and place as the Company may designate by notice to the undersigned.

4.          Payment for Notes. The Subscription Amount for the Note to be purchased by the undersigned shall be received by the Company from the undersigned by certified or bank check payable to the order of “Drone Aviation Holding Corp.” or wire transfer of immediately available funds in accordance with the wire instructions set forth in the instructions attached to this Subscription Agreement. The Company shall deliver the Note to the undersigned at the Closing.

5.          Representations and Warranties of the Company. As of the Closing, the Company represents and warrants to the undersigned that:

(a)           The Company is duly formed and validly existing under the laws of Nevada, with full power and authority to conduct its business as it is currently being conducted and to own its assets. The Company has the corporate power and authority to operate its business as it is currently being conducted and to own, lease, and operate its properties, and is duly qualified and is in good standing as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company.

(b)          All corporate action on the part of the Company, its officers, directors, and shareholders necessary for the authorization, execution, and delivery of this Subscription Agreement and the Note, the performance of all obligations of the Company hereunder and thereunder, and the authorization, issuance, and delivery of the Note and shares of common stock, par value $0.0001 per share, of the Company (“Common Stock”) issuable upon conversion of the Note has been taken or will be taken prior to Closing, and this Subscription Agreement and the Note, when executed and delivered by the Company, shall constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, and other laws of general application affecting enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

6.          Representations, Warranties and Covenants of the Undersigned. The undersigned hereby represents and warrants to and covenants with the Company that:

(a)         General.

(i)        The undersigned has all requisite authority (and, in the case of an individual, the capacity) to purchase the Note, enter into this Subscription Agreement, and to perform all of the obligations required to be performed by the undersigned hereunder, and such purchase will not contravene any law, rule, or regulation binding on the undersigned or any investment guideline or restriction applicable to the undersigned. All representations and warranties of the undersigned herein regarding the Note apply equally to the shares of Common Stock issuable upon conversion of the Note.

(ii)       If the undersigned is an individual, the undersigned: (A) is not acquiring the Note as a nominee or agent or otherwise for any other person; (B) is at least 21 years of age; (C) has adequate means of providing for the undersigned’s current needs and personal contingencies; (D) has no need for liquidity in the undersigned’s investment in the Note; (E) maintains the undersigned’s principal residence at the address set forth on Appendix A hereto; (F) confirms that all investments in and commitments to non-liquid investments are, and after the purchase of the Note will be, reasonable in relation to the undersigned’s net worth and current needs; and (G) confirms that any financial information that is provided prior to, contemporaneous with, or after the execution and delivery of this Subscription Agreement and the undersigned’s investment in the Note accurately reflect the undersigned’s financial condition.

(iii)      The undersigned will comply with all applicable laws and regulations in effect in any jurisdiction in which the undersigned purchases or sells the Note and obtain any consent, approval, or permission required for such purchase or sale under the laws and regulations of any jurisdiction to which the undersigned is subject or in which the undersigned makes such purchase or sale, and the Company shall have no responsibility therefor.

(b)          Information Concerning the Company.

(i)        The undersigned has received and reviewed a copy of the Offering Documents and understands the terms and conditions thereof. The undersigned is familiar with and has reviewed the Company’s annual, quarterly, and current reports and other filings with the United States Securities and Exchange Commission (“SEC”), including, but not limited to, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, the Company’s Quarterly Reports on Form 10-Q for the fiscal quarters ended March 31, 2016, and June 30, 2016, and all Current Reports on Form 8-K filed by the Company in 2016 (collectively, the “SEC Filings”). The undersigned has not been furnished any offering materials other than the Offering Documents and has relied only on the information contained therein and in the SEC Filings.

(ii)       The undersigned understands that no public market now exists for the Note, and that the Company has made no assurances that a public market will ever exist for the Note. The undersigned has no contract, undertaking, agreement, or arrangement to sell or otherwise transfer or dispose of the Note or any portion thereof or interest therein.

(iii)      The undersigned understands and accepts that the purchase of the Note involves various risks, including, but not limited to, the risks outlined in the Offering Documents and in this Subscription Agreement and the Company’s “Risk Factors” outlined in its SEC Filings. The undersigned represents that it is able to bear any loss associated with an investment in the Note.

(iv)      The undersigned confirms that it is not relying on any communication (written or oral) of the Company or any of its officers, directors, shareholders, or affiliates as investment or tax advice or as a recommendation to purchase the Note. It is understood that information and explanations related to the terms and conditions of the Note provided in the Offering Documents or otherwise by the Company or any of its officers, directors, shareholders, or affiliates shall not be considered investment or tax advice or a recommendation to purchase the Note, and that neither the Company nor any of its officers, directors, shareholders, or affiliates is acting or has acted as an advisor to the undersigned in deciding to invest in the Note. The undersigned acknowledges that neither the Company nor any of its officers, directors, shareholders, or affiliates has made any representation regarding the proper characterization of the Note for purposes of determining the undersigned’s authority to invest in the Note.

(v)       The undersigned is familiar with the business and financial condition and operations of the Company, all as generally described in the Offering Documents and SEC Filings. The undersigned has had access to such information concerning the Company (including, but not limited to, the SEC Filings) as the undersigned deems necessary to enable the undersigned to make an informed investment decision concerning the purchase of the Note.

(vi)      The undersigned understands that, unless the undersigned notifies the Company in writing to the contrary at or before the Closing, each of the undersigned’s representations and warranties contained in this Subscription Agreement will be deemed to have been reaffirmed and confirmed as of the Closing.

(vii)     The undersigned acknowledges that the Company has the right in its sole and absolute discretion to abandon this private placement at any time prior to the completion of the offering. This Subscription Agreement shall thereafter have no force or effect and the Company shall return the previously paid Subscription Amount for the Note, without interest thereon, to the undersigned.

(viii)    The undersigned understands that no federal or state agency has passed upon the merits or risks of an investment in the Note or made any finding or determination concerning the fairness or advisability of an investment in the Note.

(c)           Non-Reliance.

(i)        The undersigned represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company, as investment advice or as a recommendation to purchase the Note, it being understood that information and explanations related to the terms and conditions of the Note and the other transaction documents that are described in the Offering Documents shall not be considered investment advice or a recommendation to purchase the Note. The undersigned acknowledges, accepts, and agrees that, if the undersigned’s subscription for the Note is accepted by the Company, the undersigned shall become legally bound by the terms and conditions of the Note.

(ii)       The undersigned confirms that neither the Company nor any of its officers, directors, shareholders, or affiliates has: (A) given any guarantee or representation as to the potential success, return, effect, or benefit (either legal, regulatory, tax, financial, accounting, or otherwise) of an investment in the Note; or (B) made any representation to the undersigned regarding the legality of an investment in the Note under applicable legal investment or similar laws or regulations. In deciding to purchase the Note, the undersigned is not relying on the advice or recommendations of the Company or any officer, director, shareholder, or affiliate of the Company, and the undersigned has made its own independent decision that the investment in the Note is suitable and appropriate for the undersigned.

(d)          Status of Undersigned.

(i)        The undersigned has such knowledge, skill, and experience in business, financial, and investment matters that the undersigned is capable of evaluating the merits and risks of an investment in the Note. With the assistance of the undersigned’s own professional advisors, to the extent that the undersigned has deemed appropriate, the undersigned has made its own legal, tax, accounting, and financial evaluation of the merits and risks of an investment in the Note and the consequences of this Subscription Agreement. The undersigned has considered the suitability of the Note as an investment in light of its own circumstances and financial condition and the undersigned is able to bear the risks associated with an investment in the Note and its authority to invest in the Note. The undersigned understands that the payment on the Note at maturity or earlier redemption may be less, and perhaps significantly less, than the principal amount of the Note.

(ii)       The undersigned is an “accredited investor,” as defined in Rule 501(a) under the Securities Act. The undersigned agrees to furnish any additional information requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and state securities laws in connection with the purchase and sale of the Note. The undersigned has completed the Confidential Purchaser Questionnaire contained in Appendix A and the information contained therein is complete and accurate as of the date thereof and is hereby affirmed as of the date hereof. Any information that has been furnished or that will be furnished by the undersigned to evidence its status as an accredited investor is accurate and complete, and does not contain any misrepresentation or material omission.

(e)           Restrictions on Transfer or Sale of the Note.

(i)        The undersigned is acquiring the Note solely for the undersigned’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Note. The undersigned understands that the Note has not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof, which depend in part upon the investment intent of the undersigned and of the other representations made by the undersigned in this Subscription Agreement. The undersigned understands that the Company is relying upon the representations and agreements contained in this Subscription Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

(ii)       The undersigned understands that the Notes are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the SEC provide in substance that the undersigned may dispose of the Note only pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The undersigned understands that the Company has no obligation or intention to register any of the Notes or to take action so as to permit sales pursuant to the Securities Act (including Rule 144 thereunder). Accordingly, the undersigned understands that under the SEC’s rules, the undersigned may dispose of the Note primarily only in “private placements” that are exempt from registration under the Securities Act, in which event the transferee will acquire “restricted securities” subject to the same limitations as in the hands of the undersigned. Consequently, the undersigned understands that the undersigned must bear the economic risks of the investment in the Note for an indefinite period of time.

(iii)      The undersigned agrees: (A) that the undersigned will not sell, assign, pledge, give, transfer, or otherwise dispose of the Note or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Note under the Securities Act and all applicable State Securities Laws, or in a transaction that is exempt from the registration provisions of the Securities Act and all applicable State Securities Laws; (B) that the Note will bear a legend making reference to the foregoing restrictions; and (C) that the Company and its affiliates shall not be required to give effect to any purported transfer of the Note except upon compliance with the foregoing restrictions. While the undersigned is the holder of the Note, the undersigned will not sell shares of Common Stock short, buy “puts” to sell Common Stock, or buy or sell any security that is substantially equivalent to a short position in the Common Stock.

(iv)      The undersigned acknowledges that neither the Company nor any other person or entity offered to sell the Note to the undersigned by means of any form of general solicitation or advertising, including, but not limited to: (A) any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio; or (B) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

(v)       The undersigned (A) is not, and for so long as the undersigned holds the Note will not, be (I) an employee benefit plan or other plan subject to Section 406 of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any entity or other person whose assets constitute (or are deemed for purposes of ERISA or the Code to constitute) the assets of any such plan or (II) another employee benefit plan subject to U.S. federal, state or local laws, or non U.S. laws, which are substantially similar to Section 406 of ERISA or Section 4975 of the Code unless the undersigned’s purchase and holding of the Note would not violate such substantially similar laws; or (B) is not, and for so long as the undersigned holds the Note will not, be subject to ERISA and, with respect to the undersigned’s purchase and holding of the Note, is eligible for coverage under one or more statutory or administrative exemptions from the prohibited transaction rules of ERISA and the Internal Revenue Code.

(vi)      Either (A) the undersigned is not and, for so long as the undersigned holds the Note, will not be, an employee benefit plan or other plan subject to Section 406 of ERISA or Section 4975 of the Code, another employee benefit plan subject to U.S. federal, state or local laws, or non-U.S. laws, which are substantially similar to Section 406 of ERISA or Section 4975 of the Code, or any entity or other person whose assets constitute (or are deemed for purposes of ERISA or the Code to constitute) the assets of any such plan; or (B) the undersigned’s purchase and holding of the Note will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, or a non-exempt violation of any such substantially similar laws.

7.          Conditions to Obligations of the Undersigned and the Company. The obligations of the undersigned to purchase and pay the Subscription Amount and of the Company to sell the Note are subject to the representations and warranties of the Company contained in Section 5 hereof and of the undersigned contained in Section 6 hereof being true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

8.          Obligations Irrevocable. The obligations of the undersigned hereunder shall be irrevocable.

9.          Legend. The Note sold pursuant to this Subscription Agreement will be imprinted with a legend in substantially the following form:

“THIS CONVERTIBLE PROMISSORY NOTE AND THE SHARES OF COMMON STOCK ISSUABLE HEREUNDER HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT FOR DISTRIBUTION, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NEITHER THE CONVERTIBLE PROMISSORY NOTE NOR THE SHARES OF COMMON STOCK MAY BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR PURSUANT TO AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO DRONE AVIATION HOLDING CORP. AND ITS COUNSEL THAT SUCH REGISTRATION IS NOT REQUIRED. THIS CONVERTIBLE PROMISSORY NOTE MUST BE SURRENDERED TO DRONE AVIATION HOLDING CORP. OR ITS REGISTRAR DESCRIBED HEREIN AS A CONDITION PRECEDENT TO THE SALE OR OTHER TRANSFER.”

10.        Waiver, Amendment. Neither this Subscription Agreement nor any provisions hereof shall be modified, changed, discharged, or terminated except by an instrument in writing and signed by the Company and the undersigned.

11.        Assignability. Neither this Subscription Agreement nor any right, remedy, obligation, or liability arising hereunder or by reason hereof shall be assignable by either the Company or the undersigned without the prior written consent of the other party.

12.        Waiver of Jury Trial. THE UNDERSIGNED IRREVOCABLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS SUBSCRIPTION AGREEMENT. EACH PARTY TO THIS SUBSCRIPTION AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT: (A) NO REPRESENTATIVE OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION; (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER; (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY; AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS SUBSCRIPTION AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

13.        Submission to Jurisdiction; Dispute Resolution. With respect to any suit, action, or proceeding relating to any offer, purchase, or sale of the Note by the undersigned (“Proceedings”), the undersigned irrevocably submits to the jurisdiction of the federal or state courts located in Duval County, Florida, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings. The undersigned acknowledges and agrees that any dispute concerning the offering described in the Offering Documents, this Subscription Agreement, or the Note, including the issue of whether the dispute is subject to arbitration, will be resolved by arbitration in Duval County, Florida, under the Commercial Arbitration Rules of the American Arbitration Association (“AAA”) by a single arbitrator selected by the Company from the AAA’s panel of arbitrators.

14.        Applicable Law. This Subscription Agreement shall be governed by and construed in accordance with the laws of the State of Florida.

15.        Section and Other Headings. The section and other headings contained in this Subscription Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Subscription Agreement.

16.        Notices. All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid: (a) if to the undersigned, to the address set forth on Appendix A or at such other address as the undersigned shall have specified by notice in writing to the Company; and (b) if to the Company, to Drone Aviation Holding Corp., 11651 Central Parkway #118, Jacksonville, Florida 32224, Attn: Kendall Carpenter, CFO, with a copy (which shall not constitute notice) also delivered to Holland & Knight LLP, 50 North Laura Street, Suite 3900, Jacksonville, Florida 32224, Attn: Ivan Colao and Edward S. Sarnowski.

17.        Binding Effect. The provisions of this Subscription Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.

18.        Survival. All representations, warranties, and covenants contained in this Subscription Agreement shall survive: (a) the acceptance of the subscription by the Company and the Closing; (b) changes in the transactions, documents, and instruments described in the Offering Documents that are not material or that are to the benefit of the undersigned; and (c) the death or disability of the undersigned.

19.        Notification of Changes. The undersigned shall notify the Company upon the occurrence of any event prior to the Closing of the purchase of the Note pursuant to this Subscription Agreement that would cause any representation, warranty, or covenant of the undersigned contained in this Subscription Agreement to be false or incorrect.

20.        Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

21.        Counterparts. This Subscription Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together will be deemed to be one and the same agreement. Counterparts may be delivered via fax, e-mail (including as a .pdf or with any electronic signature complying with the U.S. federal ESIGN Act of 2000) or other transmission method, and any counterpart so delivered will be deemed to have been duly and validly delivered and be valid and effective for all purposes.

22.        Undertaking for Costs. The Company and the undersigned, by purchasing the Note, agree that any court or arbitrator, as the case may be, may in its discretion require, in any suit for the enforcement of any right or remedy under this Subscription Agreement or the Note, of any party litigant in such suit an undertaking to pay the costs of such suit, and that such court or arbitrator may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant.

[Remainder of Page Left Blank – Signatures Follow]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the date set forth below.

Subscription Amount: $

INVESTOR (if an individual): By: Name: Date: State of Residence:	INVESTOR (if an entity): Legal Name of Entity By: Name: Title: Date: State of Incorporation/Formation:

Drone Aviation Holding Corp., a Nevada corporation, hereby accepts a subscription for a Note in the original principal amount of the “Accepted Subscription Amount” set forth below or, if the Accepted Subscription Amount below is left blank, for the “Subscription Amount” set forth above by the Investor.

Accepted Subscription Amount: $

COMPANY:

DRONE AVIATION HOLDING CORP., a Nevada corporation

Date: September , 2016	By:	/s/ Kendall Carpenter
Name: Kendall Carpenter Title: EVP and CFO
Date: , 2016

Signature Page to Subscription Agreement

APPENDIX A

Confidential Purchaser Questionnaire

Drone Aviation Holding Corp.

11651 Central Parkway #118

Jacksonville, FL 32224

Re:	Confidential Purchaser Questionnaire (this “Questionnaire”) for Private Offering of Convertible Promissory Notes Series 2016 by Drone Aviation Holding Corp., a Nevada corporation

Ladies and Gentlemen:

The information contained herein is furnished to you so that you may determine whether the undersigned’s Subscription Agreement to purchase a Convertible Promissory Note Series 2016 (the “Notes”) issued by Drone Aviation Holding Corp., a Nevada corporation (the “Company”), may be accepted by you in light of the requirements of Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D under the Securities Act, and an exemption contained in the securities laws of certain states.

The undersigned prospective investor (the “Investor”) understands that the information in this Appendix A is needed in order to satisfy various suitability requirements, including the requirement that the Company must have reasonable grounds to believe that the Investor is an “accredited investor,” as defined in Rule 501 of Regulation D (which, in the case of a corporation, limited liability company, or partnership that the Investor formed for the purpose of investing in the Note requires each shareholder, member, or partner thereof to be an accredited investor), and that the Investor has knowledge and experience in financial and business affairs such that the Investor is capable of evaluating the merits and risks of the proposed investment.

The Investor understands that (a) the Company will rely on the information contained herein for purposes of such determination, (b) the Note distributed in connection therewith will not be registered under the Securities Act in reliance upon the exemption from registration afforded by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder, (c) the Note will not be registered under the securities laws of any state in reliance upon a similar exemption, and (d) this Questionnaire is not an offer of the Note or any other securities.

The Investor understands that, although this Questionnaire and the responses provided herein will be kept confidential, the Company or its legal counsel may need to present it to such parties as the Company deems advisable in order to establish the applicability under any federal or state securities laws of an exemption from registration.

In accordance with the foregoing, the following representations and information are hereby made and furnished:

(Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state. Each shareholder, member, or partner of an investing corporation, limited liability, or partnership formed for the purpose of investing in the Note must submit a completed Questionnaire.)

1.	General Information.

Name of Prospective Investor:

State of Domicile:

Maximum Amount of Potential Investment: $

Type of Prospective Investor. The undersigned is:

          ☐         An individual

          ☐         A corporation

          ☐         A partnership or limited liability company

          ☐         A trust

          ☐         Other

Address. The address of the undersigned is:

Contact Information. The contact information of the undersigned is:

Address:

Telephone:

Email:

Facsimile:

Contact Person (if the undersigned is an entity):

Tax I.D. Number. The social security number or federal tax identification number (i.e., employer identification number) of the undersigned is:

Entities. If the undersigned is an entity:

Nature of business:

Date of inception of business:

Was the undersigned formed for the specific purpose of acquiring the Note?

                                                            ☐          Yes             ☐          No

2.            Representations as to Accredited Investor Status. The undersigned has read the definition of “accredited investor” from Rule 501 of Regulation D, as set forth in Exhibit A, and certifies that either (check one):

☐	The undersigned is an “accredited investor” for one or more of the following reasons:

☐          (a)         the undersigned is an individual (not a partnership, corporation, etc.) whose individual net worth (excess of total assets at fair market value, including homes (but excluding the value of the primary residence of such individual), automobiles, and personal property, over total liabilities (but excluding the amount of indebtedness secured by the individual’s primary residence up to its fair market value, and including the amount of any such indebtedness in excess of such fair market value)), or joint net worth with his or her spouse, presently exceeds $1,000,000;

☐          (b)         the undersigned is an individual (not a partnership, corporation, etc.) who had an income in excess of $200,000 in each of the two most recent years, or joint income with his or her spouse in excess of $300,000 in each of those years (in each case including foreign income, tax exempt income and full amount of capital gains and losses but excluding any income of other family members and any unrealized capital appreciation) and has a reasonable expectation of reaching the same income level in the current year;

☐          (c)         the undersigned is a director or executive officer (e.g., President or any vice president in charge of a principal business unit, division or function such as sales, administration or finance) of the Company;

☐          (d)        The undersigned is a corporation, partnership, Massachusetts business trust, or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Notes and with total assets in excess of $5,000,000;

                                             ______________________________________________

                                             ______________________________________________

                                             (describe entity)

☐          (e)         the undersigned is a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Notes, whose purchase would be directed by a “sophisticated person” as described in Rule 506(b)(2)(ii);

☐          (f)          the undersigned is a revocable trust which may be amended or revoked by the grantors, and all of the grantors satisfy the conditions of clauses (a), (b) or (c) above and have completed copies of this Questionnaire, which copies are delivered to the Company herewith;

☐          (g)         the undersigned is an entity, all the equity owners of which are “accredited investors” within one or more of the above categories. If relying upon this category alone, each equity owner must complete a separate copy of this Questionnaire;

                                             ______________________________________________

                                             ______________________________________________

                                             (describe entity)

☐	The undersigned is not an “accredited investor.”

           By signing below, the undersigned hereby acknowledges that the representations set forth in this Questionnaire are accurate and complete in all respects, and undertakes to immediately notify the Company in writing regarding any material change in the information set forth herein prior to the date and time that the undersigned purchases any Notes. The undersigned understands that the Company and its legal counsel, Holland & Knight LLP, will rely on the accuracy and completeness of these representations for the purpose of determining my suitability as a prospective investor under applicable securities laws, and that a false representation may constitute a violation of law and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

INVESTOR (if an individual): By: Name: Date:	INVESTOR (if an entity): Legal Name of Entity By: Name: Title: Date:

Exhibit A

Rule 501.          Definitions and Terms Used in Regulation D.

As used in Regulation D, the following terms have the meaning indicated:

(a)       Accredited Investor. “Accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that person:

(1)       Any bank as defined in section 3(a)(2) of the Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; insurance company as defined in Section 2(13) of the Act; investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000; or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

(2)       Any private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

(3)       Any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(4)       Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(5)       Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000;

(6)       Any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(7)       Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii); and

(8)       Any entity in which all of the equity owners are accredited investors.

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SUBSCRIPTION INSTRUCTIONS

Enclosed herewith are the documents necessary to subscribe for a Convertible Promissory Note Series 2016 (the “Notes”) of Drone Aviation Holding Corp., a Nevada corporation (the “Company”). The Notes are being offered to “accredited investors” pursuant to the Summary of Terms, dated September 22, 2016, and the form of Convertible Promissory Note Series 2016 attached thereto (collectively, the “Offering Documents”). Set forth below are instructions for the execution of the enclosed documents.

A. Instructions.

Each person considering subscribing for a Note should review the following instructions:

●	Subscription Agreement: Two (2) originals of the Subscription Agreement and Appendix A attached to the Subscription Agreement must be completed, signed, and delivered to the Company at the address set forth below. Before delivering your original, signed Subscription Agreements to the Company at the address below, please also e-mail a copy of your completed, signed Subscription Agreement (and Appendix A attached to the Subscription Agreement) to Kendall Carpenter (kcarpenter@droneaviationcorp.com), Ivan Colao (Ivan.Colao@hklaw.com), and Edward S. Sarnowski (Edward.Sarnowski@hklaw.com).

If your subscription is accepted, the Company will execute both originals of your Subscription Agreement and return one original to you for your records.

●	Payment: Payment of the “Accepted Subscription Amount” set forth on the signature page of your completed, signed Subscription Agreement shall be made by delivery on or before the date of Closing (as defined in Section 3 of the Subscription Agreement) of a certified or bank check payable to the order of “Drone Aviation Holding Corp.” or wire transfer of immediately available funds in accordance with the wire instructions set forth below:

Account Name:	Drone Aviation Holding Corp Wire Account
Account Number:
Routing Number:
Bank:
Bank Address:

●	Acceptance or Rejection of Subscription: The Company shall have the right to accept or reject any subscription, in whole or in part. An acknowledgment of the Company’s acceptance of your subscription for the Note subscribed for will be returned to you promptly after acceptance.

B. Communications.

All documents and checks should be forwarded to Drone Aviation Holding Corp., 11651 Central Parkway #118, Jacksonville, FL 32224, Attn: Kendall Carpenter.